Exhibit 99.1
Subscription Terms
Aradigm Corporation
3929 Point Eden Way
Hayward, California 94545
Ladies and Gentlemen:
The undersigned (the “Investor”) hereby confirms and agrees with Aradigm Corporation, a California corporation (the “Company”) as follows:
1. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of shares (the “Shares”) of common stock of the Company (the “Common Stock”) as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $0.10 per share.
2. The closing is expected to occur on or about February 26, 2009 (the “Closing”), subject to the Company’s satisfaction of certain closing conditions set forth in an agreement entered into between the Company and the placement agents for the Offering (as defined below).
3. The offering and sale of the Shares (the “Offering”) are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).
4. The Company has filed or will file with the Securities and Exchange Commission (the “Commission”) (i) a prospectus included in the registration statement (File No. 333-148263) filed with the Commission on December 21, 2007 (the “Base Prospectus”), (ii) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectus, the “Statutory Prospectus”), and (iii) if applicable, any issuer free writing prospectus as defined in Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Shares and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), and will file with the Commission a final prospectus supplement (together with the Base Prospectus, the “Prospectus”) with respect to the registration statement (File No. 333-148263) reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), in conformity with the Securities Act, including Rule 424(b) thereunder. The Base Prospectus, any Statutory Prospectus, any Issuer Free Writing Prospectus and the pricing information contained in this Subscription are collectively the “Time of Sale Disclosure Package”.
5. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.
6. The Company shall before the opening of trading on the OTC Bulletin Board on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by applicable laws, rules and regulations.

7. The Investor represents that (i) it has had full access to the Time of Sale Disclosure Package prior to or in connection with its receipt of this agreement and is relying only on such information and documents in making its decision to purchase the Shares, and (ii) it is acquiring the Shares for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.
8. The Investor and the Company each has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby.
9. The Investor represents that neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this agreement, engaged in any transactions in the securities of the Company or has violated its obligations of confidentiality with respect to the Offering since the time that the Investor was first contacted by the Company or its agents with respect to the transactions contemplated hereby. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company prior to the time that the transactions contemplated by this agreement are publicly disclosed. Notwithstanding the foregoing, in the case of an Investor and/or its affiliates that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Investor’s or affiliates assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s or affiliates assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this agreement.
10. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
11. This agreement will involve no obligation or commitment of any kind until this agreement is accepted and countersigned by or on behalf of the Company. All covenants, agreements, representations and warranties herein will survive the execution of this agreement, the delivery of the Shares being purchased and the payment therefor. This agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. This agreement will be governed by the internal laws of the State of New York. This agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this agreement shall constitute written confirmation of the Company’s sale of Shares to such Investor.
12. The Company has entered into a Placement Agent Agreement, dated February 20, 2009, with the placement agents that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

INVESTOR SIGNATURE PAGE
Number of Shares:
Purchase Price Per Share: $0.10
Aggregate Purchase Price: $
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: February 20, 2009

INVESTOR

By:
Print Name:

Title:

Name that Shares are to be registered:

Mailing Address:

Taxpayer Identification Number:

Manner of Settlement: DWAC Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

     Agreed and Accepted this 20th day of February, 2009:
ARADIGM CORPORATION

By:
Title:

     Sales of the Shares purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

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